STATE FARM ASSOCIATES’ FUNDS TRUST

Supplement dated January 21, 2015 to the Statement of Additional Information dated May 1, 2014 (the “SAI”) of State Farm Associates Funds Trust (the “Trust”).

Effective December 31, 2014, Mr. Edward B. Rust, Jr. resigned from the following positions with the Trust: Trustee, Chairperson of the Trust’s Board of Trustees (the “Board”) and as a member of the Board’s Executive Committee. At its regular meeting held December 12, 2014, the Board appointed Mr. Paul J. Smith as Trustee of the Trust and as a member of the Board’s Executive Committee, effective January 1, 2015. Mr. Smith will serve as an “interested person” of the Trust, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Effective with the resignation of Mr. Edward B. Rust, Jr. as Chairperson of the Board, Mr. Michael L. Tipsord, an interested Trustee of the Trust, became the Chairperson of the Board.

Page 21 of the SAI, beginning with “MANAGEMENT OF THE TRUST,” through page 30 of the SAI, ending before “GENERAL INFORMATION,” is deleted and replaced with the following:

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Leadership Structure and Committees. The Board of Trustees (the “Board”), which currently includes nine individual Trustees, has overall responsibility for the conduct of the Trust’s affairs. Two of the nine Trustees are “interested persons” of the Trust as defined by the 1940 Act. An interested person of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of State Farm Investment Management Corp. (the “Manager”) or of State Farm VP Management Corp., the Trust’s distributor. Seven of the nine Trustees are not “interested persons” as defined under the 1940 Act, a category of persons that includes individuals who are not otherwise affiliated with the Trust and its service providers. Trustees who are not interested persons of the Trust under the 1940 Act are referred to in this SAI as “Independent Trustees.”

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each Trustee must retire from his or her Trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Michael L. Tipsord, an interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Tipsord presides at Board meetings.

There are three standing committees of the Board – the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee. The members of the Executive Committee are Messrs. Paul J. Smith, Michael L. Tipsord and James A. Shirk. Messrs. Smith and Tipsord are “interested persons” of the Trust, as that term is defined in the 1940 Act, whereas Mr. Shirk is an Independent Trustee. The Executive Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During the Trust’s fiscal year ending November 30, 2014, the Executive Committee did not meet.

The CIT includes as its members all of the Independent Trustees, as listed under the heading “Management Information – State Farm Associates’ Funds Trust” in this SAI. The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance to serve as CIT Chairperson. The CIT is responsible for overseeing the effective functioning of the Board, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. In addition, the CIT is responsible for nominating candidates for election as Independent Trustees. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. During the Trust’s fiscal year ending November 30, 2014, the CIT held four meetings. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings.

The Audit Committee includes as its members Messrs. Latshaw and Boschini and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. During the Trust’s fiscal year ending November 30, 2014, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust only consisting of 4 series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with current mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. The interested Chairperson, who also serves as Senior Vice President and Treasurer of the Manager and State Farm VP Management Corp., has substantial knowledge regarding the day-to-day operations of the Trust. Having an interested Trustee preside at Board meetings results in more focused and efficient meetings, and Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled in-person meetings each year as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of interested Trustees, a practice designed to foster full discussion among CIT members of all issues related to the Trust and designed to foster discussions between interested and Independent Trustees. The Trust’s leadership or governance structure is designed to promote free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks.

Investment risk involves the chance that a Fund’s portfolio may be inappropriately invested by the Manager or by a sub-adviser, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous net asset value (“NAV”) for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or the Manager to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed for different types of risks. In that regard, senior officers of the Trust and the Manager, and the Trust’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the CIT receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s benchmark index and as compared to a composite of peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or composite of peer funds. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and the Manager to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Trust also helps the Board understand and comply with new regulatory developments, a practice which is designed to reduce compliance risk to the Trust.

Similarly the Board oversees valuation risk by approving valuation procedures for the Manager to follow in determining each Fund’s NAV. The Manager regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and the Manager believe that the impact of the Board’s oversight of the Trust’s risk management process is better risk management. The Board and the Manager continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever the Manager or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each Trustee are discussed below.

Mr. Michael L. Tipsord, an interested Trustee of the Trust, has served as Trustee since 2002 and as President of the Trust since 2012. Mr. Tipsord has a Juris Doctorate (“J.D.”) degree from the University of Illinois. Mr. Paul J. Smith, an interested Trustee of the Trust, has served as Trustee of the Trust since January 2015 and as Senior Vice President of the Trust since 2011 and as Treasurer of the Trust since 2012. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Tipsord and Smith also serve in leadership positions with State Farm Mutual Automobile Insurance Company (“Auto Company”), the Manager’s parent company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Mr. Tipsord serves on the Board of Directors of Navigant Consulting, Inc. Messrs. Tipsord and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since 2001 and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

Mr. James A. Shirk began service as an Independent Trustee in 1987 to the predecessor of the Trust. Mr. Shirk has a J.D. degree from the University of Illinois. Mr. Shirk participates in a separate business enterprise in which he is a partial owner, and participates in various civic, charitable and/or educational organizations.

Messrs. Victor J. Boschini and Thomas M. Mengler also have served as Independent Trustees to the Trust. Mr. Boschini began his service as Independent Trustee of the Trust in 2001, while Mr. Mengler began service in 1998 to the predecessor of the Trust. Mr. Boschini is the Chancellor of Texas Christian University, and has a doctorate degree in Higher Education Administration from Indiana University. Mr. Mengler is President of St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Messrs. Boschini and Mengler participate or have participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned a Master of Business Administration (“M.B.A.”) degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T., Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the U.S. Securities and Exchange Commission, including as Associate Regional Administrator overseeing the entire enforcement program of the S.E.C.’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

Ms. Diane L. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She began her service as an Independent Trustee in 2013. Ms. Wallace, who is a Certified Public Accountant, received a Bachelor of Science degree in Accounting from the

University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor for a public accounting firm and as the Vice President-Finance for a financial services company that was a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for another financial services firm consisting of an investment adviser and a securities broker-dealer, which sponsored a mutual fund group. Ms. Wallace participates in various civic, charitable and/or educational organizations.

The Trustees and officers of the Trust, their ages at January 1, 2015, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust’s principal underwriter, are listed below. The information, which is current as of January 1, 2015, is provided first for Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

Management Information, January 1, 2015

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 70	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); ADJUNCT FACULTY (since 2/2010) – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE - MainStay Funds (82 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, IL 61710 Age 56	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Management Information, January 1, 2015

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service as Trustee in 2002 and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	PRESIDENT (since 1/2015), VICE CHAIRMAN, CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR - Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Tipsord and Smith are “interested” Trustees as defined by the 1940 Act because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information, January 1, 2015

III. Information about Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 60	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 51	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 – 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (SINCE 1/2011), VICE PRESIDENT – HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT – HEALTH (6/2008 – 4/2010) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 55	Chief Compliance Officer and Assistant Secretary-Treasurer	Began service as Assistant Secretary - Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER – State Farm VP Management Corp.

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 51	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 - 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Dick Paul One State Farm Plaza Bloomington, IL 61710 Age 55	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (since 1/2012) and OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009 – 2/2012), – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust.

As of December 31, 2014, the Trustees and officers as a group owned less than 1% of any Fund’s outstanding shares.

Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of October 1, 2014, each Independent Trustee is paid a monthly board member retainer of $5,667, a monthly CIT member retainer of $667, and a fee of $8,250 per regular board meeting attended. Compensation under this compensation system is paid by the mutual funds within the State Farm family of mutual funds pro-rata based on net assets of the funds as of the most recently completed calendar quarter. The Chairman of the CIT of the Board is paid an additional annual fee of $15,500. The Audit Committee Chairman is paid an additional annual fee of $8,500, and each Audit Committee member receives a monthly retainer of $500. These fees are paid to the Trustees on behalf of the Trust and on behalf of the 24 other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

Compensation shown in the following table was paid during the Trust’s fiscal year ended November 30, 2014.

Name	Aggregate Compensation From The Trust(1)	Total Compensation From The Trust And Other State Farm Mutual Funds(1)(2)
Paul J. Smith(3)	None	None
Michael L. Tipsord(3)	None	None
Thomas M. Mengler(4)	$38,691	$109,000
James A. Shirk(4)	$38,691	$109,000
Victor Boschini(4)	$37,892	$106,750
David L. Vance(4)	$44,193	$124,500
Alan R. Latshaw(4)	$43,838	$123,500
Anita Nagler(4)	$40,821	$115,000
Diane L. Wallace(4)	$38,691	$109,000

(1)	For the fiscal year ended November 30, 2014.
(2)	The other “State Farm Mutual Funds” are State Farm Variable Product Trust and State Farm Mutual Fund Trust.
(3)	Non-compensated interested Trustee.
(4)	Independent Trustee.

The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2014.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	$ 50,001-$100,000	$10,001-$50,000	None	Less than $10,000	Over $100,000
James A. Shirk	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Victor J. Boschini	Over $100,000	None	None	Over $100,000	Over $100,000
David L. Vance	Over $100,000	None	None	None	Over $100,000
Alan Latshaw	$ 50,001-$100,000	None	None	$10,001-$50,000	Over $100,000
Anita M. Nagler	Over $100,000	None	None	None	Over $100,000
Diane L. Wallace	None	None	None	None	$50,001-$100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Paul J. Smith	$50,001-$100,000	None	None	None	$50,001-$100,000
Michael L. Tipsord	Over $100,000	None	None	Over $100,000	Over $100,000

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

Auto Company owns and has owned all of the common stock issued by the Manager and the Manager owns all of the common stock issued by State Farm VP Management Corp. (“Management Corp.”). Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During the period January 1, 2013 to December 31, 2014 (“calendar years 2013 and 2014”), Mr. James A. Shirk, Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period also can be characterized as indirect interest in transactions or series of similar transactions with Auto Company, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2013 and 2014, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2013 and 2014. Auto Company paid Sunrise Company, LLC rent in the amount of $103,467 in 2013 and $104,000 in 2014, while Auto Company paid Beer Nuts, Inc. rent in the amount of $100,000 in 2013 and $100,000 in 2014.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2013 and 2014 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Please keep it for future reference.